UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 1, 2015

Apricus Biosciences, Inc.
(Exact name of registrant as specified in its charter)

Nevada	0-22245	87-0449967
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

11975 El Camino Real, Suite 300, San Diego, CA	92130
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (858) 222-8041

(Former name or former address, if changed, since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

Item 8.01.     Other Events.

On October 1, 2015, Apricus Biosciences, Inc. (the “Company”), through its wholly-owned subsidiary NexMed (U.S.A.), Inc., entered into a distribution agreement with Ferring International Center S.A. (“Ferring Pharmaceuticals”), whereby the Company granted Ferring Pharmaceuticals exclusive rights to market the Company’s Vitaros™ drug for the treatment of erectile dysfunction in Latin American countries, including Central America, South America and certain Caribbean countries (the “Territory”).

Under the terms of the agreement, the Company will receive an upfront payment of $2.25 million from Ferring Pharmaceuticals. The Company is also eligible to receive up to $16 million in regulatory and sales milestone payments, plus high single-digit royalties based on Ferring Pharmaceutical’s net sales of the product in the Territory. Ferring Pharmaceuticals has agreed to obtain all necessary regulatory marketing approvals.

Forward-Looking Statements

This report contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act, as amended. Statements in this report that are not purely historical are forward-looking statements. Such forward-looking statements include, among other things: the potential for the Company to receive future milestone and royalty revenue; and the potential for Ferring Pharmaceuticals to receive marketing approval in the Territory. Actual results could differ from those projected in any forward-looking statements due to a variety of reasons that are outside of the Company’s control, including, but not limited to: the Company’s dependence on Ferring Pharmaceuticals to obtain regulatory approval and successfully commercialize Vitaros in the Territory; the Company’s ability to obtain and maintain intellectual property protection for the product; and the potential for adverse reactions to the product. These forward-looking statements are made as of the date of this report, and the Company assumes no obligation to update the forward-looking statements, or to update the reasons why actual results could differ from those projected in the forward-looking statements. Readers are urged to read the risk factors set forth in the Company’s most recent annual report on Form 10-K, subsequent quarterly reports filed on Form 10-Q, and other filings made with the SEC. Copies of these reports are available from the SEC's website at www.sec.gov or without charge from the Company.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Apricus Biosciences, Inc.

Date: October 1, 2015	By:	/s/ Richard W. Pascoe
Name: Richard W. Pascoe
Title: Chief Executive Officer and Secretary

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